December 15, 2008

VIA EDGAR

U.S. Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

Re: Lincoln Variable Insurance Products Trust

      CIK: 0000914036

Dear Ladies and Gentlemen:

Attached for filing via the EDGAR system is a registration statement on Form N-14 under the Securities Act of 1933 for Lincoln Variable Insurance Products Trust (“Trust”). This Form N-14 is being filed in connection with a reorganization in which the LVIP Delaware Growth and Income Fund, a series of the Trust, will acquire all of the assets of Lincoln National Variable Annuity Fund A (“Fund A”), in exchange for shares of the LVIP Delaware Growth and Income Fund and the assumption by the LVIP Delaware Growth and Income Fund of the liabilities of Fund A.

As of November 30, 2008, the net assets of Fund A are less than 10% of the net assets of the LVIP Delaware Growth and Income Fund. In accordance with Paragraph 2 of Item 14 of Form N-14, the pro forma financial statements required by Rule 11-01 of Regulation S-X have not been included in this registration statement.

The Form N-14 includes a form of opinion to be issued by Dechert LLP regarding the tax matters of this proposed reorganization. Please be advised that we will provide a final tax opinion as supplemental correspondence upon the closing of the reorganization.

It is proposed that the Form N-14 become automatically effective on January 14, 2008. We anticipate that the Trust will mail the Definitive Proxy Statement/Prospectus and Notice to shareholders on or about January 28, 2009. Please call Colleen Tonn at 260-455-6918 with any questions or comments you may have regarding the enclosed Form N-14 or if we may expedite the staff’s review in any way.

Sincerely,

/s/ Colleen E. Tonn
Colleen E. Tonn
Senior Counsel